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                                                                   Exhibit 10.21


                                 AMENDMENT NO. 1
                          TO THE D AND W HOLDINGS, INC.
                          REPLACEMENT STOCK OPTION PLAN



                      To record the adoption of this Amendment No. 1 (this "Amendment") to the D and W Holdings, Inc. Replacement Stock Option Plan (the "Replacement Plan"), D and W Holdings, Inc., a Delaware corporation (the "Company") has caused an authorized officer to execute this Amendment as of the 17th day of May, 1999. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Replacement Plan.


                                R E C I T A L S:


                      WHEREAS, the Company has amended the Replacement Plan, effective May 17, 1999, to permit an increase in the maximum aggregate number of shares of Common Stock, par value $.01 per share, of the Company in respect of which options may be granted for all purposes under the Replacement Plan;

                      WHEREAS, all of the stockholders of the Company have approved such amendment to the Replacement Plan; and

                      WHEREAS, the Board of Directors of the Company deems it advisable to amend the Replacement Plan to conform with such amendments to the Replacement Plan.

                      NOW, THEREFORE, the Board of Directors of the Company hereby amends the Replacement Plan as follows:

                      The first sentence of Section 4 shall be deleted in its entirety and replaced with the following:

                      AT NO TIME SHALL THE NUMBER OF SHARES OF STOCK THEN OUTSTANDING WHICH ARE ATTRIBUTABLE TO THE EXERCISE OF OPTIONS GRANTED UNDER THE PLAN, PLUS THE NUMBER OF SHARES THEN ISSUABLE UPON EXERCISE OF OUTSTANDING OPTIONS GRANTED UNDER THE PLAN, EXCEED 2,575,000 SHARES, SUBJECT, HOWEVER, TO THE PROVISIONS OF SECTION 17 OF THE PLAN.

                      All other provisions of the Replacement Plan shall remain in full force and effect as in effect on the date of this Amendment.



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                      IN WITNESS WHEREOF, the undersigned has caused this
Amendment to be duly executed as of the date first above written.



                                     D AND W HOLDINGS, INC.



                                     By:            /s/ Jeff L. Hull
                                        ---------------------------------------
                                                 Jeff Hull, Executive Vice
                                             President, Chief Financial
                                             Officer, Treasurer and Secretary